Exhibit 99.1

Mallinckrodt and Endo to Combine to Create a Global, Scaled, Diversified Pharmaceuticals Leader

Transaction Brings Together Two Highly Complementary Businesses to Broaden Patient Access and Develop New Therapies to Address Unmet Patient Needs

Combined Company Expected to Benefit from Immediate Scale, Robust Cash Flow and Enhanced Financial Flexibility to Invest in Internal and External Growth Opportunities; Net Leverage of Approximately 2.3x Expected at Close

Strategic Combination Expected to Generate at Least $150 Million of Annual Operating Synergies by Year 3 and Approximately $75 Million in Year 1

Combined Company Is Expected to Be Listed on the New York Stock Exchange (NYSE)

Companies Plan to Operationally Combine Respective Generics Businesses and Endo’s Sterile Injectables Business Following Close of Transaction; Intend to Separate That Combined Business at a Later Date

Heavily U.S.-Focused Footprint with Proven Strong Track Records of High Quality and Reliability

Companies to Host Joint Conference Call and Webcast Today at 8:00 a.m. ET

DUBLIN and MALVERN, Pa., March 13, 2025 – Mallinckrodt plc (“Mallinckrodt”) and Endo, Inc. (OTCQX: NDOI) (“Endo”) today announced that they have entered into a definitive agreement to combine in a stock and cash transaction to create a global, scaled, diversified pharmaceuticals leader.

“The combination of Mallinckrodt and Endo brings together two essential pharmaceuticals organizations to accelerate value creation for our shareholders, customers, employees, the patients we serve and our other stakeholders,” said Siggi Olafsson, President and Chief Executive Officer of Mallinckrodt. “Our businesses are highly complementary, with durable, on-market products in our branded portfolios and extensive capabilities across the value chain in our generics businesses. This exciting combination will create a larger and more diversified entity with the scale and resources needed to unlock the full potential of both companies. Additionally, with a strong pro forma balance sheet and compelling synergy opportunities, we will have greater flexibility to invest in innovation and pursue growth opportunities. Endo and Mallinckrodt both have talented teams that put patients first, and I look forward to bringing our organizations together to achieve even greater success.”

Mallinckrodt and Endo plan to combine their generic pharmaceuticals businesses and Endo’s sterile injectables business after the close of the transaction and intend to separate that business from the combined company at a later date. Such a separation would be subject to approval by the combined company’s Board of Directors and other conditions.

“We believe this combination with Mallinckrodt, along with the subsequent separation of the combined sterile injectables and generics business, presents a unique opportunity to deliver significant shareholder value,” said Scott Hirsch, Interim CEO of Endo. “The combined company will possess a branded business with the scale, cash flow and balance sheet strength to invest in both internal and external growth opportunities, including pursuing commercial-stage assets. Additionally, the stable and robust free cash flow generated by the combined sterile injectables and generics business should enable consistent capital returns to shareholders following its separation.”

Strategic and Financial Rationale

This combination brings together two highly complementary and synergistic companies to deliver significant strategic and financial benefits:

•	Scaled and diversified branded pharmaceuticals portfolio: The combined company’s brands portfolio will comprise leading pharmaceutical brands across a range of therapeutic areas, including XIAFLEX® (collagenase clostridium histolyticum), Acthar® Gel (repository corticotropin injection), Terlivaz® (terlipressin), SUPPRELIN® LA (histrelin acetate) and AVEED® (testosterone undecanoate). With this enhanced commercial portfolio, and a strong foundation in rare and orphan diseases, the combined brands business will be poised to deliver strong growth with an attractive cash flow profile.

•	Enhanced financial flexibility to pursue growth opportunities: The combined company will have a strong balance sheet with net leverage of approximately 2.3x1 expected at close, ample financial flexibility and additional leverage capacity. This will enable the combined company’s strategic focus, including building on its branded platform through near-term business development and long-term innovation, extending its leadership in existing therapeutic areas, and potentially adding capabilities in other strategic therapeutic areas.

•	Scaled sterile injectables and generics pharmaceuticals business: The combined company’s sterile injectables and generics business will have a complementary product portfolio across multiple delivery technologies, formulations and dosage forms, as well as a leading controlled substances franchise. It will benefit from robust commercial and manufacturing infrastructure, extensive supply chain capabilities and deep expertise in complex, highly regulated products, as well as a strong compliance culture. This business is expected to generate significant free cash flow both immediately and over the long term.

•	Strong financial profile and compelling synergy opportunities: The combined company is expected to generate pro forma 2025 revenue of $3.6 billion and pro forma 2025 Adjusted EBITDA of $1.2 billion.[2] The combined company is expected to generate at least $150 million of annual pre-tax run-rate operating synergies by Year 3, and approximately $75 million of pre-tax synergies in Year 1, driven by business function integration and R&D savings from economies of scale, among other areas.

•	Heavily U.S.-Focused Footprint: The combined company will have a robust operating footprint, primarily located in the United States and supported by capabilities in Europe, India, Australia and Japan. The combined company will have 17 manufacturing facilities, 30 distribution centers and approximately 5,700 employees at closing.

•	Experienced teams with specialized expertise: Mallinckrodt and Endo’s teams both possess highly specialized expertise and proven track records of high quality, reliability and compliance across their respective businesses. This includes deep clinical and regulatory expertise to drive approvals of complex drugs and devices, together with experience commercializing complex, highly regulated products.

Leadership and Headquarters

Upon completion of the transaction, Mr. Olafsson will become President, CEO and a member of the Board of Directors of the combined company, and Paul Efron, a member of the Endo Board of Directors, will serve as Board Chair. The combined company’s Board is expected to have a total of nine directors at close, including three additional directors from Mallinckrodt, three additional directors from Endo and one new director.

Additional leadership team appointments and the names of all directors will be announced prior to or in conjunction with the closing of the transaction.

1 Pro forma net debt / 2025E pro forma Adjusted EBITDA per management guidance, including Year 1 synergies of $75 million (50% of expected annual pre-tax run-rate synergies).

2 2025E pro forma Adjusted EBITDA per management guidance, including Year 1 synergies of $75 million (50% of expected annual pre-tax run-rate synergies).

Mallinckrodt’s headquarters in Dublin, Ireland, will serve as the combined company’s global headquarters following the close. The location of the combined company’s U.S. headquarters, as well as the corporate name, will be announced in due course.

Transaction Details

Under the terms of the agreement, Endo shareholders will receive a total of $80 million in cash (subject to possible adjustment) and Endo shareholders will own 49.9% of the combined company on a pro forma basis. After cash consideration, Mallinckrodt shareholders will own 50.1% of the combined company on a pro forma basis, for an implied pro forma enterprise value of $6.7 billion.3

Mallinckrodt will continue as the holding company for the combined business, and Endo will become a wholly-owned subsidiary of Mallinckrodt. Mallinckrodt’s existing senior secured term loans and senior secured notes are expected to be refinanced in connection with the transaction, while Endo’s debt is expected to remain outstanding. Mallinckrodt and Endo will finance the transaction, including the contemplated refinancing, with cash on hand and $900 million of committed financing provided to Endo by Goldman Sachs & Co. LLC.

The transaction, which has been approved by the Boards of Directors of both companies, is expected to close in the second half of 2025, subject to approval by shareholders of both companies, regulatory approvals and customary closing conditions.

The combined company is expected to be listed on the New York Stock Exchange (NYSE), subject to approval of the combined company’s Board of Directors.

Conference Call and Webcast

Mallinckrodt and Endo will host a joint conference call today, March 13, at 8:00 a.m. Eastern Time to discuss the proposed transaction and their respective fourth quarter and full year 2024 financial results.

The webcast may be accessed through this webcast link or from the Investor Relations section of either company’s website at https://ir.mallinckrodt.com/ and https://investor.endo.com/. To access the call through a conference line, participants may dial 800-836-8184 (U.S. and Canada toll-free) or 646-357-8785 (outside the U.S.). Participants are advised to join 10 minutes prior to the scheduled start time. A replay of the webcast will be available following the event.

An investor presentation, which will be referenced during the webcast, is also available from the Investor Relations section of both companies’ websites.

In separate press releases today, Mallinckrodt and Endo each reported financial results for fourth quarter and fiscal year 2024. The press releases are available in the Investor Relations sections of the companies' respective websites, and Mallinckrodt has additionally posted its quarterly remarks.

As a result of the transaction announcement, Mallinckrodt and Endo will host the joint transaction call in lieu of their previously scheduled fourth quarter and fiscal year earnings calls, each of which were also scheduled to be held at 8:00 a.m. Eastern Time this morning.

Advisors

Lazard is serving as Mallinckrodt’s financial advisor; Wachtell, Lipton, Rosen & Katz is serving as lead counsel; and Hogan Lovells and Arthur Cox are also serving as legal counsel to Mallinckrodt. Goldman Sachs & Co. LLC is serving as Endo’s financial advisor; Davis Polk & Wardwell LLP is serving as lead counsel; and Paul, Weiss, Rifkind, Wharton & Garrison LLP and A&L Goodbody LLP are also serving as legal counsel to Endo.

3 Calculated as trading values of Mallinckrodt and Endo common shares as of March 12, 2025 + combined ’24A net debt, not accounting for $80 million cash payment to Endo shareholders.

About Mallinckrodt

Mallinckrodt is a global business consisting of multiple wholly owned subsidiaries that develop, manufacture, market and distribute specialty pharmaceutical products and therapies. The Company's Specialty Brands reportable segment's areas of focus include autoimmune and rare diseases in specialty areas like neurology, rheumatology, hepatology, nephrology, pulmonology and ophthalmology; neonatal respiratory critical care therapies; and gastrointestinal products. Its Specialty Generics reportable segment includes specialty generic drugs and active pharmaceutical ingredients. To learn more about Mallinckrodt, visit www.mallinckrodt.com.

Mallinckrodt uses its website as a channel of distribution of important company information, such as press releases, investor presentations and other financial information. It also uses its website to expedite public access to time-critical information regarding the Company in advance of or in lieu of distributing a press release or a filing with the U.S. Securities and Exchange Commission ("SEC") disclosing the same information. Therefore, investors should look to the Investor Relations page of the website for important and time-critical information. Visitors to the website can also register to receive automatic e-mail and other notifications alerting them when new information is made available on the Investor Relations page of the website.

About Endo

Endo is a diversified pharmaceutical company boldly transforming insights into life-enhancing therapies. Our passionate team members collaborate to develop and deliver these essential medicines. Together, we are committed to helping everyone we serve live their best life. Learn more at www.endo.com or connect with us on LinkedIn.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information about the Combination and Where to Find It

In connection with the proposed transaction, Mallinckrodt intends to file with the U.S. Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that will include a joint proxy statement of Mallinckrodt and Endo and that also constitutes a prospectus of Mallinckrodt ordinary shares. Each of Mallinckrodt and Endo may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the joint proxy statement/prospectus or registration statement or any other document that Mallinckrodt or Endo may file with the SEC. The definitive joint proxy statement/prospectus (if and when available) will be mailed to shareholders of Mallinckrodt and Endo. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the registration statement and joint proxy statement/prospectus (if and when available) and other documents containing important information about Mallinckrodt, Endo, and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Mallinckrodt will be available free of charge on Mallinckrodt’s website at https://ir.mallinckrodt.com. Copies of the documents filed with the SEC by Endo will be available free of charge on Endo’s website at https://investor.endo.com.

Participants in the Solicitation of Proxies

Mallinckrodt, Endo, and certain of their respective directors, executive officers, and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Mallinckrodt, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in (i) Mallinckrodt’s proxy statement for its 2024 Annual Meeting of Shareholders, which was filed with the SEC on April 15, 2024 (and which is available at https://www.sec.gov/Archives/edgar/data/1567892/000110465924046964/tm242936-1_def14a.htm), including under the headings “Corporate Governance”, “Our Director Nominees,” “Board of Directors and Board Committees,” “Compensation of Non-Employee Directors,” “Executive Officers” “Compensation of Executive Officers,” “Pay Versus Performance,” “Security Ownership and Reporting,” “Equity Compensation Plan Information” and “Proposals 1(A) Through 1(E): Election of Directors”, (ii) Mallinckrodt’s Annual Report on Form 10-K for the fiscal year ended December 29, 2023, which was filed with the SEC on March 26, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1567892/000156789224000008/mnk-20231229.htm), including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters”, “Item 13. Certain Relationships and Related Transactions and Director Independence”, and (iii) to the extent holdings of Mallinckrodt’s securities by its directors or executive officers have changed since the amounts set forth in Mallinckrodt’s proxy statement for its 2024 Annual Meeting of Shareholders, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership on Form 5 filed with the SEC, which are available at EDGAR Search Results (https://www.sec.gov/cgi-bin/browse-edgar?action=getcompany&CIK=0001567892&type=&dateb=&owner=only&count=40&search_text=).

Information about the directors and executive officers of Endo, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in (i) Endo’s registration statement on Form S-1, which was filed with the SEC on July 31, 2024 (and which is available at https://www.sec.gov/Archives/edgar/data/2008861/000119312524185328/d15705ds1a.htm), including under the headings “Management,” “Executive and Director Compensation of Endo International plc,” “Certain Relationships and Related Party Transactions,” and “Principal and Registering Stockholders” and (ii) to the extent holdings of Endo’s securities by its directors or executive officers have changed since the amounts set forth in Endo’s S-1 registration statement, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership on Form 5 filed with the SEC, which are available at EDGAR Search Results (https://www.sec.gov/cgi-bin/browse-edgar?action=getcompany&CIK=0002008861&type=&dateb=&owner=only&count=40&search_text=). Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive joint proxy statement/prospectus and will be contained in other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read these materials carefully before making any voting or investment decisions. You may obtain free copies of these documents from Mallinckrodt or Endo using the sources indicated above.

Information Regarding Forward-Looking Statements

Statements in this press release that are not strictly historical (including, among other things, statements regarding the proposed business combination transaction between Mallinckrodt and Endo, Mallinckrodt and Endo’s plans to combine their generics pharmaceuticals businesses and Endo’s sterile injectables business after the close of the proposed business combination and separate that business from the combined company at a later date, the anticipated benefits of the proposed transactions, the anticipated impact of the proposed transactions on the combined company’s business and future financial and operating results, the expected amount and timing of synergies from the proposed transactions, the anticipated closing date for the proposed business combination transaction and any other statements regarding events or developments Mallinckrodt and Endo believe or anticipate will or may occur in the future) may be “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, and involve a number of risks and uncertainties.

There are a number of important factors that could cause actual events to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include risks and uncertainties related to, among other things:

(i)	transaction-related risks, including the parties’ ability to successfully integrate our business and Endo’s business and unanticipated costs of such integration, which may result in the combined company not operating as effectively and efficiently as expected; uncertainties related to a future separation of the combined generics pharmaceuticals businesses of Mallinckrodt and Endo and Endo’s sterile injectables business; the risk that the expected benefits and synergies of the proposed transactions may not be fully realized in a timely manner, or at all; the risk associated with Mallinckrodt’s and Endo’s ability to obtain the approval of their shareholders and stockholders, respectively, required to consummate the proposed business combination transaction; uncertainty regarding the timing of the closing of the proposed business combination transaction; the risk that the conditions to the proposed business combination transaction may not be satisfied (or waived to the extent permitted by law) on a timely basis or at all or the failure of the proposed business combination transaction to close for any other reason or to close on the anticipated terms, including the intended tax treatment; the risk that any regulatory approval, consent or authorization that may be required for the proposed business combination transaction may not be obtained or may be obtained subject to conditions that are not anticipated; the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed business combination transaction; unanticipated difficulties, liabilities or expenditures relating to the proposed transactions; the effect of the announcement, pendency or completion of the proposed transactions on the parties’ business relationships and business operations generally; certain restrictions on the ability of Mallinckrodt and Endo to pursue certain business activities or strategic transactions during the pendency of the proposed business combination transaction; the effect of the announcement, pendency or completion of the proposed transactions on the long-term value of Mallinckrodt’s ordinary shares and Endo’s common stock; risks that the proposed transactions may disrupt current plans and operations of Mallinckrodt and Endo and their respective management teams and potential difficulties in hiring, retaining and motivating employees as a result of the proposed transactions; risks related to our increased indebtedness as a result of the proposed business combination transaction; significant transaction costs related to the proposed business combination transaction; potential litigation relating to the proposed transactions that could be instituted against Mallinckrodt, Endo or their respective officers or directors; rating agency actions and Mallinckrodt’s and Endo’s ability to access short- and long-term debt markets on a timely and affordable basis; and risks related to the financing in connection with the transaction;

(ii)	risks related to Mallinckrodt’s business, including potential changes in Mallinckrodt’s business strategy and performance; Mallinckrodt’s initiative to explore a variety of potential divestiture, financing and other transactional opportunities; the exercise of contingent value rights by the Opioid Master Disbursement Trust II (the “Trust”); governmental investigations and inquiries, regulatory actions, and lawsuits, in each case related to Mallinckrodt or its officers; Mallinckrodt’s contractual and court-ordered compliance obligations that, if violated, could result in penalties; compliance with and restrictions under the global settlement to resolve all opioid-related claims; matters related to Acthar Gel, including the settlement with governmental parties to resolve certain disputes and compliance with and restrictions under the related corporate integrity agreement; the ability to maintain relationships with Mallinckrodt’s suppliers, customers, employees and other third parties following the emergence from the 2023 bankruptcy proceedings; scrutiny from governments, legislative bodies and enforcement agencies related to sales, marketing and pricing practices; pricing pressure on certain of Mallinckrodt’s products due to legal changes or changes in insurers’ or other payers’ reimbursement practices resulting from recent increased public scrutiny of healthcare and pharmaceutical costs; the reimbursement practices of governmental health administration authorities, private health coverage insurers and other third-party payers; complex reporting and payment obligations under the Medicare and Medicaid rebate programs and other governmental purchasing and rebate programs; cost containment efforts of customers, purchasing groups, third-party payers and governmental organizations; changes in or failure to comply with relevant laws and regulations; any undesirable side effects caused by Mallinckrodt’s approved and investigational products, which could limit their commercial profile or result in other negative consequences; Mallinckrodt’s and its partners’ ability to successfully develop, commercialize or launch new products or expand commercial opportunities of existing products, including Acthar Gel (repository corticotropin injection) SelfJect™ and the INOmax Evolve DS delivery system; Mallinckrodt’s ability to successfully identify or discover additional products or product candidates; Mallinckrodt’s ability to navigate price fluctuations and pressures, including the ability to achieve anticipated benefits of price increases of its products; competition; Mallinckrodt’s ability to protect intellectual property rights, including in relation to ongoing and future litigation; limited clinical trial data for Acthar Gel; the timing, expense and uncertainty associated with clinical studies and related regulatory processes; product liability losses and other litigation liability; material health, safety and environmental laws and related liabilities; business development activities or other strategic transactions; attraction and retention of key personnel; the effectiveness of information technology infrastructure, including risks of external attacks or failures; customer concentration; Mallinckrodt’s reliance on certain individual products that are material to its financial performance; Mallinckrodt’s ability to receive sufficient procurement and production quotas granted by the U.S. Drug Enforcement Administration; complex manufacturing processes; reliance on third-party manufacturers and supply chain providers and related market disruptions; conducting business internationally; Mallinckrodt’s significant levels of intangible assets and related impairment testing; natural disasters or other catastrophic events; Mallinckrodt’s substantial indebtedness and settlement obligation, its ability to generate sufficient cash to reduce its indebtedness and its potential need and ability to incur further indebtedness; restrictions contained in the agreements governing Mallinckrodt’s indebtedness and settlement obligation on Mallinckrodt’s operations, future financings and use of proceeds; Mallinckrodt’s variable rate indebtedness; Mallinckrodt’s tax treatment by the Internal Revenue Service under Section 7874 and Section 382 of the Internal Revenue Code of 1986, as amended; future changes to applicable tax laws or the impact of disputes with governmental tax authorities; the impact of Irish laws; the impact on the holders of Mallinckrodt’s ordinary shares if Mallinckrodt were to cease to be a reporting company in the United States; the comparability of Mallinckrodt’s post-emergence financial results and the projections filed with the Bankruptcy Court; and the lack of comparability of Mallinckrodt’s historical financial statements and information contained in its financial statements after the adoption of fresh-start accounting following emergence from the 2023 bankruptcy proceedings; and

(iii)	risks related to Endo’s business, including future capital expenditures, expenses, revenues, economic performance, financial conditions, market growth and future prospects; Endo changes in competitive, market or regulatory conditions; changes in legislation or regulations; global political changes, including those related to the new U.S. presidential administration; Endo’s use of artificial intelligence and data science; the ability to obtain and maintain adequate protection for intellectual property rights; the impacts of competition such as those related to XIAFLEX®; the timing and uncertainty of the results of both the research and development and regulatory processes; health care and cost containment reforms, including government pricing, tax and reimbursement policies; litigation; the performance including the approval, introduction and consumer and physician acceptance of current and new products; the performance of third parties upon whom Endo relies for goods and services; issues associated with Endo’s supply chain; Endo’s ability to develop and expand its product pipeline and to launch new products and to continue to develop the market for XIAFLEX® and other branded, sterile injectable or generic products; the effectiveness of advertising and other promotional campaigns; and the timely and successful implementation of business development opportunities and/or any other strategic priorities.

The registration statement on Form S-4 and proxy statement/prospectus that will be filed with the Securities and Exchange Commission (the “SEC”) will describe additional risks in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 and proxy statement/prospectus are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to Mallinckrodt’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, and other filings with the SEC, which are available from the SEC’s website (www.sec.gov) and Mallinckrodt’s website (www.mallinckrodt.com) and Endo’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and other filings with the SEC, which are available from the SEC’s website (www.sec.gov) and Endo’s website (www.endo.com). There may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business.

The forward-looking statements made herein speak only as of the date hereof and Mallinckrodt and Endo do not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise, except as required by law. Given these uncertainties, one should not put undue reliance on any forward-looking statements.

Non-GAAP Financial Measures

To supplement the financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release includes certain financial information of the combined company in this release that are not prescribed by or prepared in accordance with GAAP. We utilize these non-GAAP financial measures as supplements to financial measures determined in accordance with GAAP when evaluating operating performance and we believe that these measures will be used by certain investors to evaluate operating results. We believe that presenting these non-GAAP financial measures provides useful information about performance across reporting periods on a consistent basis by excluding certain items, which may be favorable or unfavorable.

Despite the importance of these measures to management in goal setting and performance measurement, these are non-GAAP financial measures that have no standardized meaning prescribed by GAAP and, therefore, have limits in their usefulness to investors. Because of the non-standardized definitions, non-GAAP adjusted EBITDA (unlike GAAP net income and its components) may differ from, and may not be comparable to, the calculation of similar measures of other companies. These non-GAAP financial measures are presented solely to permit investors to more fully understand how management assesses performance.

These non-GAAP financial measures should not be viewed in isolation or as substitutes for, or superior to, financial measures calculated in accordance with GAAP. We are not providing reconciliations of projected non-GAAP financial measures to GAAP financial measures, nor are we providing comparable projected GAAP financial measures for such projected non-GAAP financial measures. We are unable to provide such reconciliations without unreasonable efforts due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations, including adjustments that could be made for asset impairments, contingent consideration adjustments, legal settlements, gain / loss on extinguishment of debt, adjustments to inventory and other charges reflected in the reconciliation of historic numbers, the amounts of which could be significant.

Mallinckrodt Contacts

Investor Relations
Derek Belz
Vice President, Investor Relations
314-654-3950
derek.belz@mallinckrodt.com

Media
Michael Freitag / Aaron Palash / Aura Reinhard
Joele Frank, Wilkinson Brimmer Katcher
212-355-4449

Government Affairs & Patient Advocacy

Derek Naten

Vice President, Government Affairs

202-459-4143

derek.naten@mallinckrodt.com

Endo Contacts

Investor Relations
Juan Avendano

investor.relations@endo.com

Media
Linda Huss

media.relations@endo.com